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                        Consent of Independent Auditors
                        -------------------------------

                                                                    Exhibit 23.1

The Board of Directors
ViroPharma Incorporated:


        We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.




Philadelphia, PA                       /s/ KPMG Peat Marwick LLP
July 3, 1997